JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated September 16, 2019

to the Prospectus dated January 28, 2019

Effective immediately, the market capitalization range maximum for the JOHCM International Small Cap Equity Fund will be expanded from $2 billion to $5 billion. The following changes are being made to the Prospectus:

On pages 13 and 14 of the Prospectus, under the heading “Principal Investment Strategy,” the information pertaining to the JOHCM International Small Cap Equity Fund’s principal investment strategy is deleted in its entirety and replaced with the following:

The Fund invests at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. Shareholders will be given 60 days’ advance notice of any change to this policy. The Fund may invest in securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.

Small cap companies are defined as companies with market capitalizations at the time of purchase below $5 billion. A company is considered to be “based” outside the United States if: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.

The Fund also may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. If the Fund continues to hold securities of small companies whose market capitalization, subsequent to purchase, grows to exceed U.S. $5 billion, it may continue to treat them as small companies for the purposes of the 80% requirement.

This Supplement and the Prospectus should be retained for future reference.